UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2016

LIQUIDITY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C., 20036
(Address of principal executive offices)  (Zip Code)

(202) 467-6868
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           The Company has adopted a new policy increasing the minimum severance for executive officers if their employment is terminated by the Company other than for cause, death or disability, or by the executive for good reason (as defined in the executive’s Employment Agreement).  Severance in the case of such terminations will be an amount equal to (i) twelve months’ base salary plus (ii) an amount equal to the average incentive bonus earned by the executive over the past two fiscal years.  To implement this new policy, as of June 13, 2016, the Company amended and restated its Executive Employment Agreement with William P. Angrick, III, the Company’s Chairman and Chief Executive Officer, and amended its Executive Employment Agreements with each of Leoncio Casusol, the Company’s Chief Information Officer, and Gardner H. Dudley, the President of the Company’s Capital Assets Group.  The terms of Mr. Angrick’s new Executive Employment Agreement are the same as those in effect as of January 25, 2016 and described in the Company’s proxy statement filed with the Securities and Exchange Commission on January 25, 2016, except as described above with respect to severance.

Copies of the Executive Employment Agreement with Mr. Angrick and the amendments to the Executive Employment Agreements with Messrs. Casusol and Dudley attached hereto as exhibits and are incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d)  Exhibits

The following exhibits are filed as part of this report:

10.1	Executive Employment Agreement between the Company and William P. Angrick, dated as of June 13, 2016
10.2	Amendment to Executive Employment Agreement between the Company and Leoncio Casusol, dated as of June 13, 2016
10.3	Amendment to Executive Employment Agreement between the Company and Gardner H. Dudley, dated as of June 13, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.

(Registrant)

Date: June 17, 2016	By:	/s/ Mark A. Shaffer
	Name:	Mark A. Shaffer
	Title:	Acting General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Executive Employment Agreement between the Company and William P. Angrick, dated as of June 13, 2016
10.2	Amendment to Executive Employment Agreement between the Company and Leoncio Casusol, dated as of June 13, 2016
10.3	Amendment to Executive Employment Agreement between the Company and Gardner H. Dudley, dated as of June 13, 2016